Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF
(the “Fund”)

September 4, 2015

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2015

Effective immediately, Laurie Erwin no longer serves as a portfolio manager for the Fund, and all references to Ms. Erwin in the Fund’s Summary Prospectus, Prospectus and SAI are deleted in their entirety.

Patricia Yue, who has been a portfolio manager of the Fund since 2014, will continue to serve as the portfolio manager responsible for the day-to-day investment decisions for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.